UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 10, 2018

AGEAGLE AERIAL SYSTEM INC.

(Exact name of registrant as specified in charter)

Nevada	3721	88-0422242
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2018, the Company appointed Corbett Kull as an independent director to serve on the company’s board of directors (the “Board”). Mr. Kull’s appointment fills a vacancy on the Board.

Since  December 8, 2014, Mr. Kull has served as senior director of marketing for The Climate Corporation, a subsidiary of Monsanto (now Bayer), which provides software, hardware and insurance products to farmers worldwide. Prior to his role at The Climate Corporation, in 2013, Mr. Kull  co-founded 640 Labs, an agribusiness that leveraged the power of analytics, mobile technologies and cloud computing to help farmers capture and store in-field data. In December 2014, he sold 640 Labs to The Climate Corporation. Mr. Kull received his Master in Business Administration, with an emphasis in Marketing, from the Illinois Institute of Technology. He earned Bachelors of Science in Electrical Engineering from Rose-Hulman Institute of Technology.

Mr. Kull does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Kull is not a party to any transactions listed in Item 404(a) of Regulation S-K.

As compensation for his services as an independent director, Mr. Kull shall receive:

•	An initial grant of 41,250 stock options at an exercise price of $1.77 per share (the “Initial Grant”). The Initial Grant is exercisable for a period of five years and vests in equal quarterly installments over a one year period from the date of grant.
•	A quarterly grant of 16,500 with an exercise price at the current market price of the Company’s common stock at the time of issuance (the “Quarterly Options”). The Quarterly Options are exercisable for a period of five years from the date of grant and vest in equal quarterly installments over a period of two years from the date of grant.

Item 8.01	Other Events.

On July 11, 2018, the Company issued a press release announcing the appointment of Corbett Kull as an independent director.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Director Offer letter, dated July 10, 2018
99.1	AgEagle Aerial Systems, Inc. Press Release, dated July 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: July 11, 2018

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